UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 2016

APIGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37346	20-1367539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Almaden Blvd., 16th Floor

San Jose, California 95113

(Address of principal executive offices, including zip code)

(408) 343-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Securities Holders.

On November 8, 2016, Apigee Corporation (“Apigee”) held a special meeting of stockholders (the “Special Meeting”) at Hotel De Anza in San Jose, California.

As of the record date, October 7, 2016, there were 30,910,251 shares of common stock of Apigee issued, outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 23,774,383 shares, or approximately 76.91% of all outstanding shares of common stock, were present either in person or by proxy. Two matters were voted upon at the Special Meeting, with the Board of Directors of Apigee unanimously recommending a vote “FOR” each of the proposals voted upon, as further described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 11, 2016 (the “Definitive Proxy Statement”).

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated September 7, 2016, by and among Apigee, Google Inc. (“Google”) and Areopagus Inc., a wholly owned subsidiary of Google (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Apigee (the “Merger”), and Apigee will become a wholly owned subsidiary of Google.

Proposal No. 2 (the “Adjournment Proposal”) was to consider and vote on a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the Merger Agreement at the time of the Special Meeting, but such adjournment was deemed unnecessary.

The Merger Proposal and Adjournment Proposal were approved and adopted. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstained	Broker Non-Votes
Proposal 1 – The Merger Proposal	23,629,250	51,804	93,329	0
Proposal 2 – The Adjournment Proposal	23,110,032	584,453	79,898	0

Forward-Looking Statements

This Current Report on Form 8-K, and the documents to which we refer you herein and in the Definitive Proxy Statement, as well as information included in oral statements or other written statements made, or to be made by us or on our behalf, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee’s business and the price of the common stock of Apigee; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or prevent the merger from being consummated; (iii) the effect of the announcement or pendency of the transaction on Apigee’s business relationships, operating results, and business generally; (iv) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction; (v) risks related to diverting management’s attention from Apigee’s ongoing business operations; (vi) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction; (vii) the ability of Google to successfully integrate Apigee’s operations, product lines, and technology within the expected time-line or at all; (viii) the ability of Google to implement its plans, forecasts, and other expectations with respect to Apigee’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; (ix) the fact that receipt of the all-cash merger consideration will be taxable to stockholders that are treated as U.S. holders for U.S. federal income tax purposes; (x) the fact that, if the merger is completed, stockholders will forego the opportunity to realize the potential long-term value of the successful execution of Apigee’s current strategy as an independent company and Apigee’s inability to make certain changes to our business pending the completion of the merger, and other restrictions on our ability to conduct our business; (xi) the possibility that Google could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of Apigee’s assets to one or more as yet unknown purchasers, that could conceivably produce a higher aggregate value than that available to stockholders in the merger; (xii) the fact that under the terms of the merger agreement, Apigee is unable to solicit other acquisition proposals during the pendency of the merger; (xiii) potential uncertainty in the marketplace, which could lead current and prospective customers to purchase from other vendors or delay purchasing from Apigee; (xiv) the amount of the costs, fees, expenses and charges related to the merger agreement or the merger; (xv) other developments beyond our control, including, but not limited to, changes in domestic or global economic conditions that may affect the timing or success of the merger; and (xvi) risks that our stock price may decline significantly if the merger is not completed.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Apigee’s Annual Report on Form 10-K, as amended, filed with the SEC on October 7 and 11, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.Apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, should not be relied on as representing Apigee’s views as of any date subsequent to today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apigee Corporation

By:	/s/ Stacey Giamalis
Stacey Giamalis Chief Counsel

Date: November 8, 2016